Other current tax receivables	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other current tax receivables
6	Other current tax receivables

Accounting policy

Current tax assets primarily include (i) tax effects which are recognized in the consolidated statement of profit or loss when the asset is sold to a third-party or recovered through amortization of the asset’s remaining economic life; and (ii) income tax receivables that are expected to be recovered either as refunds from taxing authorities or as a reduction to future tax obligations.

	December 31, 2018	December 31, 2017
COFINS—Revenue tax(i)	646,135	278,512
ICMS—State VAT	575,494	477,160
ICMS CIAP—State VAT	183,845	214,745
PIS—Revenue tax(i)	169,460	73,214
Credit installment	40,261	38,926
Other	32,496	23,673

	1,647,691	1,106,230
Current	796,199	327,410

Non-Current	851,492	778,820

i.

On March 15, 2017, in case that sets a judicial precedent, the Federal Supreme Court (Supremo Tribunal Federal) or “STF,” granted Extraordinary Appeal 574,706 against a decision that required the inclusion of ICMS in the calculation of the tax base of PIS and COFINS.

Accordingly, based on the STF’s decision, the subsidiary Comgás and Rumo recognized certain credits deriving from PIS and COFINS contributions in the amount of R$ 188,216 and R$ 11,054, respectively, partially as deductions of revenues and partially as other revenues. For Comgás, PIS and COFINS credits are taken into consideration in the regulator’s accounting system and will be reversed in favor of concession users through tariff revisions or annual readjustments once the decision is final and unappealable pursuant to CSPE Regulation 399/2006 and applicable legislation. In addition to the credits recognized by the STF decision, the subsidiary Comgás has a contingent asset in an amount of approximately R$ 569,000 (taking into account amounts from July 2008) arising from a judicial proceeding which has not yet been decided.

The subsidiary CLE obtained a final and unappealable decision on June 15, 2018 with regards to the period from 2001 onwards as a result of which it recognized an amount of R$ 232,013. Pursuant to a contract between the subsidiaries Cosan S.A. and CLE, the amount of R$ 200,866 accrued between September 2001 and February 2017 is due to Cosan S.A whereas amounts accruing from March 2017 (totalling R$ 31,148) are due to the subsidiary CLE.

In summary, the Company recognized on a consolidated basis the amount of R$ 431,283 (R$ 139,013 recorded as deduction of gross sales, R$ 199,027 in other income, and R$ 93,243 for the finance results). As this is a transaction with no cash effect, an amount of R$ 338,040 was adjusted in the cash flow as “Recovering tax credits,” recorded in “other income (expenses), net,” and an amount of R$ 93,243 as “Interest on other receivables.”